                                   Exhibit 99

                              Sunterra Corporation
                   Consolidated Debtor and Non-Debtor Entities
                                  Balance Sheet
                                 March 31, 2002

                                                                        Total
                                                                    Consolidated
                                                                     (Unaudited)
                                                                      ---------
Assets:
------
Cash and cash equivalents                                         $  26,492,501
Cash in escrow and restricted cash                                   64,104,007
Mortgages receivable, net                                           172,522,584
Retained interests                                                   15,973,946
Due from related parties                                              9,845,672
Other receivables, net                                                9,089,030
Income tax refund receivable                                            985,422
Prepaid expenses and other assets                                    26,697,111
Investment in joint ventures                                         20,044,983
Assets held for sale                                                 11,665,896
Real estate and development costs                                   175,404,503
Property and equipment, net                                          65,978,815
Intangible assets, net                                               22,752,603
                                                                  -------------

                                                                  $ 621,557,073
                                                                  =============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                            $  59,605,371
Notes payable subject to compromise                                 526,925,305
Accounts payable not subject to compromise                           20,632,263
Accrued liabilities                                                 184,069,386
Notes payable not subject to compromise                             170,687,720
Income taxes payable                                                          -
Deferred income taxes                                                (1,828,313)
                                                                  -------------
                                                                    960,091,732

Stockholders' equity                                               (338,534,659)
                                                                  -------------

Total liabilities and equity                                      $ 621,557,073
                                                                  =============

               The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements. Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

                              Sunterra Corporation
                 Consolidated Debtor and Non-Debtor Entities
                                Income Statement
                       For the Month Ended March 31, 2002

                                                                     Total
                                                                  Consolidated
                                                                   (Unaudited)
                                                                    ---------
Revenues:
--------
Vacation interests sales                                           $ 13,250,991
Interest income                                                       2,057,555
Other income (loss)                                                   4,940,200
                                                                   ------------
     Total revenues                                                  20,248,746
                                                                   ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                      2,992,033
Advertising, sales and marketing                                      8,455,570
Provision for doubtful accounts                                         687,519
Loan portfolio expenses                                                 906,992
Maintenance fees and subsidies                                        1,258,618
General and administrative                                            5,471,475
Depreciation and amortization                                         1,178,599
Resort property asset writedowns                                             --
                                                                   ------------
Total costs and operating expenses                                   20,950,806
                                                                   ------------

Income (loss) from operations                                          (702,060)

Interest expense                                                      2,115,816
Restructuring costs                                                       2,482
Realized (gain) on available-for-sale securities                             --
Equity (gain) on investment in joint ventures                          (350,002)
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                      (57,807)
     Interest (Income)                                                   (8,425)
     Professional Services                                            2,807,360

Extraordinary item                                                           --
                                                                   ------------

Income (loss) before provision for taxes                             (5,211,484)

Provision for income taxes                                              402,242
                                                                   ------------
Net income (loss)                                                  $ (5,613,726)
                                                                   ============

               The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements. Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

                                                                      Form No. 5
                                                                        (page 1)

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

IN RE:                        )          Case No. 00-5-6931-JS  through
SUNTERRA CORPORATION et al.,  )                  00-5-6967-JS, 00-5-8313-JS
                              )                  (Chapter 11)
         Debtors              )          (Jointly Administered under
                                                Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT Calendar Month Mar. 1 through Mar. 31, 2002
                                        ----------------------------------------

                        FINANCIAL BACKGROUND INFORMATION

1.     ACCOUNT STATUS:    Cash _____________ Accrual       X
                                                     --------------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. Ann Cohen, Vice President
       -------------------------------------------------------------------------
       1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000
       -------------------------------------------------------------------------

3.     EMPLOYEE INFORMATION:
       Number of employees paid this period:               988
                                                          ----
       Current number of employees                         988
                                                          ----
       Gross monthly payroll:
           Officers, directors and principals             $  245,692
                                                          ----------
           Other employees                                $2,466,408
                                                          ----------
       All post-petition payroll obligations
       including payroll taxes are current.  Exceptions:     None
                                                         -----------

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes ____ No X . If yes,
                                                               ---
       explain:
       _________________________________________________________________________
       _________________________________________________________________________

5.     Are all BUSINESS LICENSES or BONDS current?
           Yes  X   No ____  Not Applicable ____
               ---

6.     PRE-PETITION ACCOUNTS RECEIVABLE:
       Calculation still in process, will supply at a later date. See Note below

           Collected this Period                     $________________
           Ending Balance                            $________________

7.     POST-PETITION ACCOUNTS RECEIVABLE:
       Calculation still in process, will supply at a later date. See Note below
       0-30 Days:  $________   31-60 Days: $________    Over 60 Days: $________

                                                                      Form No. 5
                                                                        (page 2)

If there are any post-petition Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explain the delinquencies. ? Yes ____ No ____.

Note:
The majority of Accounts Receivable consists of Mortgages Receivable. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information.

8.     POST-PETITION ACCOUNTS PAYABLE:
       0-30 Days:  $1,031,394   31-60 Days: $1,244,203  Over 60 Days: $1,426,185
                   ----------               ----------                ----------

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9.     TAXES:  Are all taxes being paid to the proper taxing authorities when due?
       Yes  X     No ____. See Note below
           ---

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June 2000 MOR, except that the payroll service provider has been changed to ADP. Effective January 2001, ADP began to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10.    BANK ACCOUNTS: Have you changed banks or any other financial institution
       during this period: Yes  X   No ___
                               ---

       If yes, explain:     See Attachment D
                        --------------------------------------------------------
       _________________________________________________________________________

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes X No ____.
                            ---
       If no, explain: _________________________________________________________

       _________________________________________________________________________

                                                                      Form No. 5
                                                                        (page 3)

12.    INSURANCE:  Policy expiration dates: See Attachment B

       Auto and Truck   _________________    Liability    ______________________
       Fire             _________________    Workers Comp ______________________
       Other            _________________    Expires:     ______________________

13.    ACTIONS OF DEBTOR.  During the last month, did the Debtor:
       (a) Fail to defend or oppose any action seeking to dispossess the debtor
       from control or custody of any asset of the estate? Yes ____    No  X .
                                                                          ---
       If yes, explain:_________________________________________________________

        ________________________________________________________________________

       OR consent to relief from the automatic stay (Section 362)?  Yes __
       No  X .
          ---

       If yes, explain:_________________________________________________________

        ________________________________________________________________________
       (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes X No_____________________
                                                     ---

       If no, explain:_________________________________________________________

        ________________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes __No X .
                                                                        ---

       If yes, explain:_________________________________________________________

        ________________________________________________________________________

       If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets.

Type of Motion
--------------

         See Attachment A.

Brief Description of Asset
--------------------------

         See Attachment A.

                                                                      Form No. 5
                                                                        (page 4)
Projected Income
----------------

         See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: X See Attachment A.
                                                 ---

15. PAYMENTS TO SECURED CREDITORS during Reporting Period:

                      Frequency of    Amount                Next               Post-Petition
                      Payments per    of Each               Payment            Pmts. Not Made
Creditor              Contract        Payment               Due                No. Amt
----------------------------------------------------------------------------------------------
Finova                                None
----------------------------------------------------------------------------------------------
Ableco Financing/Foothill             None
----------------------------------------------------------------------------------------------
98-A Securitization                   $1,632,914 principal and interest
----------------------------------------------------------------------------------------------
99-A Securitization                   $1,672,251 principal and interest
----------------------------------------------------------------------------------------------
99-B Securitization                   $1,030,554 principal and interest
----------------------------------------------------------------------------------------------
Greenwich Capital                     $595,791
----------------------------------------------------------------------------------------------
Bank of America                       None
----------------------------------------------------------------------------------------------
Key Global Finance                    $28,146
----------------------------------------------------------------------------------------------
GE Capital (Matrix leases)            None
----------------------------------------------------------------------------------------------
Matrix Funding                        $18,899
----------------------------------------------------------------------------------------------
Cypress Land Loans                    $11,250
----------------------------------------------------------------------------------------------
Societe General (Barton Capital)      $912,205 principal and interest
----------------------------------------------------------------------------------------------

                                                                      Form No. 5
                                                                        (page 5)

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:


   Professional Name                            Type of Service Rendered     Fees Paid
   ---------------------------------------------------------------------------------------
   Bankruptcy Services LLC                      Legal Fees                         33,846
   Birch DeJongh Hindels & Hall                 Legal Fees                            544
   Dewey Ballantine LLP                         Legal Fees                          1,176
   Eversheds                                    Professional Fees                   2,377
   Fairplay International Trust NV              Legal Fees                            567
   Krupin O'Brien LLC                           Legal Fees                          3,954
   Lexwell                                      Legal Fees                          7,393
   Page, Mracheck, Fitzgerald & Rose            Legal Fees                          3,752
   Whiteford Taylor                             Legal Fees                        100,331
   Winkel, Soliana & Grul                       Legal Fees                          7,798
   Wolcott Rivers Wheary Basnight & Kelly, PC   Legal Fees                            610
                                                                                ---------
                                                Legal & Professional            $ 162,349
                                                                                =========

17.    QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
       Monthly Disbursements:            For the month of March:
       (calendar quarter)                Quarter 1 fees paid     None
                                                             ------------

                                                                      Form No. 5
                                                                        (page 6)
VERIFICATION
       I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief . The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors' independent auditors, Deloitte & Touche LLP, are currently performing an audit of the Debtors financial statements for the fiscal year ended December 31, 2001. The unaudited financial information submitted herein is subject to the continuing review of the Debtors, which is ongoing as a result of, among other things, the audit being conducted by Deloitte & Touche LLP, and is subject to revision and adjustment. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

Dated:                May  31, 2002
                  --------------------------

                  DEBTOR IN POSSESSION

By:               /s/ Lawrence E. Young
                  --------------------------

Name/Title:       Lawrence E. Young CFO
                  --------------------------

Address:          1781 Park Center Drive, Orlando, Florida 32835
                  ----------------------------------------------

Telephone:            (407) 532-1000
                  --------------------------

REMINDER:  Attach copies of debtor in possession bank statements.

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

                                  ATTACHMENT A
                                  ------------
                           To Monthly Operating Report
                       Sunterra Corp., et al., March, 2002
                       -----------------------------------

         The following motions to sell assets of the Debtors were pending during the month of March, 2002:

                  Motion for (I) Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances, and (II) Assumption and Assignment of Executory Contracts (Carambola Beach Resort, St. Croix) (filed June 15, 2001)(re-filed March 27, 2002); and

                  DIP Motion for Approval of Sale of Real Property Free and Clear of Liens and Encumbrances (Villas de Santa Fe, New Mexico) (filed January 17, 2002) (Order entered March 8,
                  2002); and

                  DIP Motion for Approval of (i) Sale of Real Property Free and Clear of Liens and Encumbrances and (ii) Brokerage Fee in Connection with Sale (The Highlands at Sugar, North Carolina ) (filed January 25, 2002) (Order entered March 1, 2002); and

                  DIP Motion for Approval of Sale of Capital Stock Free and Clear of Liens and Encumbrances (KK Sunterra Japan) (filed February 13, 2002) (Order entered March 8, 2002); and

                  DIP Motion for Authority to Sell Capital Stock Free and Clear of Liens and Encumbrances (Prudential Financial Inc. Stock ) (filed February 21, 2002) (Order entered March 25, 2002.

         Also in March, 2002, the Debtors may have disposed of certain assets pursuant to the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk's Office).

         The Debtors may also have disposed of certain assets in the ordinary course of business in March, 2002.

Sunterra Resorts Policy Register 2002 - 2003                        Attachment B
--------------------------------------------

Type of              Company &         Policy
Coverage             Policy Number     Period      Limits/Deductible                 Premium     Comments
--------             -------------     ------      -----------------                 -------     --------
Primary General      American Safety   3/1/02-     $2,000,000 Aggregate per          $492,356    McGriff Broker
Liability            Risk Retention    2/28/03     location;                                     Covers all Sunterra Corp's.
                                                   $2,000,000 Products/                          locations except Lake
                                                   Completed Operations                          Arrowhead, Hawaii resorts
                                                   Aggregate;                                    and St. Maarten resorts
                                                   $1,000,000 Personal &
                                                   Advertising Injury;
                                                   $1,000,000 Each Occurrence;
                                                   $50,000 Fire Legal;
                                                   $1,000,000 EBL;
                                                   $1,000,000 Liquor Liability;
                                                   $5,000 Deductible
General Liability    American Safety   3/1/02-     Covers $5,000 per occurrence      $160,000    McGriff Broker
Stop Loss            Risk Retention    2/28/03     deductible on the primary G/L
Aggregate Fund                                     policy for 12 months
Umbrella Policy      Lexington Ins.    3/1/02-     $20M each occurrence/$20M         $271,893    Rated A++XV
                     Co. (AIG) &       2/28/03     aggregate where applicable;
                     American Home                 Excess of scheduled underlying
                     (AIG)                         policy(ies) Auto, GL & DIC
Excess Liability     Ohio Casualty     3/1/02-     $25M each occurrence/ $25M        $50,000     Rated AXI
Policy               Insurance Co.     2/28/03     aggregate where applicable;
                                                   Excess of $25M each
                                                   occurrence/ $25M aggregate
                                                   Auto, GL & DIC
Foreign Liability    Royal & Sun       3/1/02-     $1,000,000 Commercial GL;         $99,654     Covers claims brought against
DIC                  Alliance          2/28/03     $1,000,000 Contingent Auto                    Sunterra Corp. and subsidiaries
General Liability                                  Liability;                                    for claims/ accidents occurring
Cover                                              $1,000,000 Employers Liability                outside the USA which are
                                                                                                 litigated/ filed in the USA.
                                                                                                 Rated A++XV
Property Policy      Lloyds of         3/1/02-     $2.5 million annual aggregate     $1,579,560  McGriff Broker
                     London            2/28/03                                                   Covers all Sunterra Corp's.
                     168601N &                                                                   owned or managed resorts,
                     Royal Surplus                                                               except for the St. Maarten
                     Lines                                                                       resorts, Marc Resorts &
                                                                                                 Kaanapali, HI
Property Policy      Steadfast         3/1/02-     $2.5 million excess of $2.5       $732,309    McGriff Broker
                     Insurance Co.     2/28/03     million annual aggregate for all              Excess property covers 2/nd/
                     Policy #                      perils, separately for Flood and              layer; $5 million in combined
                     SPP370051000                  Earthquake                                    property, business interruption
                                                                                                 and continuing expenses coverage.
                                                                                                 This policy will drop down and
                                                                                                 become primary if the above policy
                                                                                                 limits are exhausted.
Property Policy      Westchester       3/1/02-     $20 million excess of $2.5        $490,678    McGriff Broker
                     Surplus Lines     2/28/03     million per occurrence, which in              Excess property covers 3/rd/
                     Insurance Co.                 turn excess of $2.5 million                   layer; $25 million in combined
                     WXA6637731                    annual aggregate for all perils               property, business interruption
                                                   annually, separately for Flood                and continuing expenses coverage
                                                   and Earthquake

Sunterra Resorts Policy Register 2002-2003                          Attachment B
------------------------------------------                          ------------

Type of          Company &          Policy
Coverage         Policy Number      Period   Limits/Deductible                          Premium     Comments
--------         -------------      ------   -----------------                          -------     --------
Property Policy  Royal Surplus      3/1/02-  $50 million excess $22.5 million except    $165,198    McGriff Broker
                 Lines -            2/28/03  California Earthquake ($25 million excess              Excess property 4/th/ layer; $75
                 TKHD323436                  $22.5 million per occurrence, which in                 million in combined property,
                                             turn excess of $2.5 million annual                     business interruption and
                                             aggregate for all perils)                              continuing expenses coverage
Property Policy  Commonwealth       3/1/02-  $5 million excess of $5 million per        $157,980    Wind Flood Hail Coverage for
                 Insurance Company  2/28/03  occurrence for wind, hail                              U.S. Virgin Islands
                 Company                     and flood USVI
Boiler and       Travelers          3/1/02-  $50,000,000                                $  9,000    McGriff Broker
Machinery        Insurance          2/28/03                                                         Covers all Sunterra Corp.'s
Coverage         Company                                                                            locations and resorts except
                 #BMGM5J273K                                                                        St. Maarten and Lake Arrowhead;
                 099611L01                                                                          $45 million excess of the
                                                                                                    primary Lloyds property policy.

HOA D&O Policy   National Union     11/1/01- Various limits-see schedule                            Marsh Broker
                 Fire Insurance Co. 11/1/02  $5,000 deductible                                      Individual D&O policies for
                 #004738335                                                                         HOA Boards
                                                                                        $  3,100    AOAO Poipu Point $2 million
                                                                                        $  3,100    AOAO Hawaiian Monarch $3
                                                                                                    million
                                                                                        $  2,100    Breakers of Ft. Lauderdale
                                                                                                    Condo Assoc.  $2 million
                                                                                        $  3,100    Bent Creek Golf Village Condo
                                                                                                    Assoc. Inc. $2 million
                                                                                        $  2,100    Carambola Beach Resort Owners
                                                                                                    Assoc. Inc. $2 million
                                                                                        $  3,100    Coral Sands of Miami Beach
                                                                                                    Timeshare Assoc. Inc. $2 million
                                                                                        $  3,100    Gatlinburg Town Square Resort
                                                                                                    Condo II Assoc. $2 million
                                                                                        $  3,100    Gatlinburg Town Square Members
                                                                                                    Assoc.  $2 million
                                                                                        $  3,100    Gatlinburg Town Square Master
                                                                                                    Assoc.  $2 million
                                                                                        $  3,100    Grand Beach Resort Condo
                                                                                                    Assoc.  $2 million
                                                                                        $  3,100    Greensprings Plantation Resort
                                                                                                    Owners Assoc. $2 million
                                                                                        $  2,100    Lake Tahoe Vacation Ownership
                                                                                                    Resort Owners' Assoc.  $2
                                                                                                    million
                                                                                        $  3,100    Mountain Meadows Timeshare
                                                                                                    Owners' Assoc.  $2 million
                                                                                        $  3,100    Plantation at Fall Creek Condo
                                                                                                    Assoc.  $2 million
                                                                                        $  3,100    Poipu Point Vacation Owners'
                                                                                                    Assoc. $2 million
                                                                                        $  2,100    Polynesian Isles Resort Condo
                                                                                                    IV Assoc. $2 million
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2002-2003                          Attachment B
------------------------------------------

Type of             Company &        Policy
Coverage            Policy Number    Period      Limits/Deductible                  Premium        Comments
--------            -------------    ------      -----------------                  -------        --------
HOA D&O Policy      National Union   11/1/01-    Various limits - see schedule                     Marsh Broker
- Continued         Fire Insurance   11/1/02     $5,000 deductible                                 Individual D&O policies for
                    Co. #004738335                                                                 HOA Boards
                                                                                    $2,100         Polynesian Isles Resort
                                                                                                   Master Assoc. $2 million
                                                                                    $5,100         Polynesian Isles Resort
                                                                                                   Condo Assoc. $2 million
                                                                                    $3,100         Powhatan Plantation
                                                                                                   Owners Assoc. $2 million
                                                                                    $2,100         The Ridge on Sedona Golf
                                                                                                   Resort Owners' Assoc. $2 million
                                                                                    $3,100         Ridge Pointe Property Owners
                                                                                                   Owners Assoc. $2 million
                                                                                    $3,000         Scottsdale Villa Mirage
                                                                                                   Resort Owners' Assoc. $2 million
                                                                                    $3,100         Sedona Springs Resort
                                                                                                   Owners' Assoc. $2 million
                                                                                    $2,100         Sedona Summit Resort
                                                                                                   Owners' Assoc. $2 million
                                                                                    $3,100         Town Village Resort Condo
                                                                                                   Assoc., Inc. $2 million
                                                                                    $9,170         Scottsdale Villa Mirage
                                                                                                   Resort Condo Assoc. Inc. $2
                                                                                                   million
                                                                                    $3,100         Vacation Timeshare Owners
                                                                                                   Assoc. $5 million
                                                                                    $2,100         Villas de Santa Fe Condo Assoc.
                                                                                                   $2 million
                                                                                    $2,100         Villas on the Lake Owners
                                                                                                   Assoc. $2 million
Corporate           Genesis          1/27/01-    $10,000,000                        $100,000       Marsh Broker
Directors &         Insurance Co.    1/27/02                                                       Extended period for
Officers            #YB001931A                                                                     reporting coverage for policy
Tail coverage                                                                                      that expired 1/27/01
Corporate           Genesis          1/27/01-    $10,000,000 x 15 million           $50,000        Marsh Broker
Directors &         Insurance Co.    1/27/02                                                       Extended period for
Officers            #YXB001937                                                                     reporting coverage for policy
Tail coverage                                                                                      that expired 1/27/01
Corporate
Directors &         Twin City Fire   1/27/01-    $5,000,000 x 10 million            $35,000        Marsh Broker
Officers            Insurance Co.    1/27/02                                                       Extended period for reporting
Tail coverage       (Hartford) #NDA                                                                coverage for policy that
                    0131223-00                                                                     expired 1/27/01
Corporate           Genesis          1/27/01-    $5,000,000 Primary                 $647,500
Directors &         Insurance Co.    1/27/02
Officers            #YXB002299
Corporate           Gulf Insurance   1/27/01-    $5,000,000 X $5,000,000            $323,750
Directors &         Company          1/27/02
Officers            #GA0723854
Corporate           Twin City Fire   1/27/01-    $5,000,000 X $10,000,000           $242,813
Directors &         Insurance Co.    1/27/02
Officers            (Hartford) #NDA
                    0131223-01
Corporate           Greenwich        1/27/01-    $5,000,000 X $15,000,000           $160,000
Directors &         Insurance Co.    1/27/02
Officers            (XL - Capitol)

Sunterra Resorts Policy Register 2002-2003                          Attachment B
------------------------------------------

Type of             Company &        Policy
Coverage            Policy Number    Period      Limits/Deductible                  Premium        Comments
--------            -------------    ------      -----------------                  -------        --------
Corporate           Clarendon        1/27/01-    $5,000,000 X $20,000,000           $150,000
Directors &         National         1/27/02
Officers            Insurance Co.
                    (MAG)

Professional        Philadelphia     6/1/01-     $5,000,000                         $84,802        Marsh Broker
Liability E&O       Indemnity        6/1/02      $10,000 deductible                                E&O coverage for mortgage
                    HCL 2002942                                                                    banking, resort management
                                                                                                   and independent brokers by
                                                                                                   endorsement
Workers             Legion           6/15/01-    $1,000,000 limit per accident;     $803,916       McGriff Broker
Compensation        Insurance        6/15/02     $1,000,000 Disease policy limit;                  Covers all states except
All Other States    Company                      $1,000,000 Disease - each                         Hawaii, Nevada, Washington
                    TBA                          employee                                          and U.S. Virgin Islands

Workers             TIG Insurance    6/15/01-    $1,000,000 limit per accident;     $365,475       Marsh Honolulu broker
Compensation                         6/15/02     $1,000,000 Disease policy limit;                  Coverage Hawaii locations -
Hawaii                                           $1,000,000 Disease - each                         Marc, Embassy Poipu,
                                                 employee                                          Kaanapali and Sunterra
                                                                                                   Pacific resorts
EPL                 Lexington        4/8/02-     $15,000,000 each insured           $316,295       Marsh
                    #1052315         4/8/03      event limit                        (does not      EPL coverage extends to
                                                 $15,000,000 total aggregate        include        independent contractors and
                                                 policy period limit                E&S or         claims against Sunterra for
                                                 $100,000 deductible                other          acts of independent
                                                                                    applicable     contractors
                                                                                    taxes)
Sunterra            St. Paul Fire &  4/09/01-    $1,000,000 single limit;           $70,734        McGriff Atlanta
Automobile          Marine           4/09/02     $5,000 per accident deductible;    AOS
Policy &            CA00101153                   $200,000 garagekeepers liab.       $16,464 FL
Garage-keepers      CA00101154 FL                $2,500 GK Collision deductible;    $29,941 Va
                    CA00101152 Va                $500 GK Comprehensive              $865 USVI
                    CA00101155                   deductible
                    USVI
Hawaii              TIG Insurance    3/01/01-    $1,000,000 bodily injury per       TBD            Marsh Honolulu broker
Automobile          Co.              3/01/02     incident;
Liability Policy                                 $1,000,000 property damage
                                                 per incident;
                                                 $500/$500 collision/
                                                 comprehensive deductible;
                                                 $1,000,000 limit;
                                                 $1,000 deductible
                                                 $20,000/$40,000 non-stacked
                                                 Uninsured/underinsured
                                                 motorist
Hawaii GL Policy    TIG Insurance    3/1/01-     $1,000,000 each occurrence         $240,000       Marsh Honolulu broker
                    Co.              3/1/02      $50,000 fire damage
                                                 $5,000 medical expenses
                                                 $1,000,000 personal injury
                                                 $2,000,000 general aggregate
                                                 $2,000,000 products/completed
                                                 operations aggregate
                                                 $1,000 deductible
General Liability   TIG Insurance    3/1/01-     $2,000,000 aggregate               $8,792         McGriff Broker
Ridge Spa and       Co.              3/1/02      $1,000,000 occurrence                             Separate policy for spa and
Racquet Club        #T70037500512                $300,000 fire damage                              health club
                    04                           $5,000 medical expense


Sunterra Resorts Policy Register 2002 - 2003                        Attachment B
--------------------------------------------

Type of                Company &            Policy
Coverage               Policy Number        Period    Limits/Deductible                     Premium      Comments
--------               -------------        ------    -----------------                     -------      --------
Marina Operators       Commercial Union     5/1/01-   $1,000,000 protection and indemnity   $   20,500   McGriff Broker
Liability              Insurance            5/1/02    $1,000,000 rental liability                        Plantation at Fall Creek,
                       CZJH20890                      $100,000 per vessel Bailees                        Villas on the Lake,
                                                      $1,000,000 per occurrence Bailees                  Powhatan Plantation
                                                      $1,000 deductible                                  Campground and Marina
Comprehensive 3D       National Union       2/28/01-  $200,000 single loss                  $    2,500   Marsh Broker
Policy (#10/81) for    Fire Insurance Co.   2/28/02   $2,500 deductible single loss                      Employee dishonesty
Island Colony          #860-60-05                                                                        coverage
Comprehensive 3D       National Union       2/18/01-  $200,000 single loss                  $    2,500   Marsh Broker
Policy (#10/81) for    Fire Insurance Co.   2/18/02   $2,500 deductible single loss                      Employee dishonesty
Poipu Point            #008-606-508                                                                      coverage
Blanket Crime Policy   National Union       9/1/01-   $3,000,000                            $   30,012   Marsh Broker
                       Fire Insurance Co.   8/31/02   $25,000 deductible                                 Covers all Sunterra Corp.
                       of Pittsburgh, PA                                                                 locations and managed
                       #473-30-27                                                                        locations
St. Maarten Property   Allianz Royal        7/12/01-  $43,603,000 loss limit                $1,210,956   McGriff Atlanta
Insurance              Nederland            7/12/02   $10,000 deductible per occurrence
                                                      2% TIV deductible for flood and
                                                      wind
Boiler & Machinery     Travelers            7/12/01-  $30,000,000                           $   13,100   McGriff Atlanta
St. Maarten            Insurance Company    7/12/02
                       BMG532X4032
Foreign Liability      Zurich               7/12/01-  $1,000,000 aggregate                  $   11,000   McGriff Atlanta
Contingent Automobile                       7/12/02   $500,000 each occurrence
Liability,                                            $1,000,000 fire legal
Garagekeepers,                                        $1,000,000 liquor liability
Innkeepers
St. Maarten
Business Travel        Unum Policy # GTA    5/01/01-  $5,000,000 aggregate limit of         $    8,280   Aon Consulting, Inc.
Accident Policy        23207                5/01/02   liability
Basic Life Insurance   Prudential           1/01/02-  1 X Salary to $1,000,000
                       Healthcare           12/31/02
                       Contract #76976
Supplemental Life      Prudential           1/01/02-  1,2, or 3 X Salary to $1,000,000
Insurance              Healthcare           12/31/02
                       Contract #76976
AD&D                   Prudential           1/01/02-  50% to $100,000
                       Healthcare           12/31/02
                       Contract #76976
Short Term Disability  Prudential           1/01/02-  60% to $1,000
                       Healthcare           12/31/02
                       Contract #76976
Long Term Disability   Prudential           1/01/02-  50% to $10,000
                       Healthcare           12/31/02
                       Contract #76976
Dental                 MetLife Contract     1/01/02-  $50/$150 deductible;                               In-Network: 100% / 80%
                       #300151 (insured)    12/31/02  $1,500 annual maximum;                             / 50% / 50%
                                                      $50 orthodontia deductible;                        Out-of-Network: 80% / 60% /
                                                      $2,000 orthodontia maximum                         30% / 50%
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Corporation et al., Debtors                               Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of March 31, 2002

Property Name              Acct. Title                                 Bank Name                       Bank Account#       ABA#
------------------------------------------------------------------------------------------------------------------------------------
Bent Creek                 Bent Creek Golf Course                      Mountain National Bank            104006440
Coral Sands                SWF E/A for Signature Resorts Inc.          Bank of America                  003064479205      063100277
                           (Coral Sands Resort)
Coral Sands                Coral Sands Resort                          Harbor Bank                       0140420282       051405463
Cypress Pointe             UBOC Presales @ SWF -SWF LLP E/A            First Union National Bank       2000002004219      063107513
                           for Cypress Pointe Resort- Special
                           Holding A/C
Cypress Pointe             SWF for Sunterra Corp. (Cypress Pointe)     First Union National Bank       2000004380326      063107513
                           Escrow
Cypress Pointe             Petty Cash - Spiffs                         First Union National Bank       2090000321205      063000021
Cypress Pointe             Cypress Pointe Resort II                    Harbor Bank                       0140420209       51405463
Escapes                    Sunterra Escapes                            Bank One Arizona
EVR Grand Beach            SWF E/A for Grand Beach Resort LP           Bank of America                  003064413944      063000047
EVR Grand Beach            UBOC Presales @ SWF - IES Custodian         Bank of America                  003064413957      063000047
                           for Sunterra Corp (GBR Special Holding
                           Acct)
EVR Grand Beach            Petty Cash - Resort Marketing               First Union National Bank       2090000740365      063000021
EVR Grand Beach            SWF E/A for Grand Beach Resort LP Tax       First Union National Bank       2090001812807      063000021
                           Escrow
EVR Lake Tahoe             Lake Tahoe Resort Partners, LLC             Wells Fargo Bank                  0059011684       121000248
EVR Lake Tahoe             RMI, Inc. Lake Tahoe Payroll  Acct          Wells Fargo Bank                  0901069161       121000248
EVR Lake Tahoe             Resort Marketing International              Wells Fargo Bank                  0901069187       121000248
EVR Tahoe                  Embassy/Lake Tahoe Sunterra Escrow          Chicago Title Ledger
                           Trust
Fall Creek                 SWF LLP E/A for Sunterra Corporation        Bank of America                  002863355107      081000032
                           (Plantation at Fall Creek)
Fall Creek                 SWF LLP E/A for Signature Resorts           Commercial Fed Bank              000055546341      304072080
                           Inc. (Sunterra-Branson)
Flamingo                   SWF E/A for AKGI-St Maarten NV              First Union National Bank       2090001067487      063000021
Flamingo                   SWF                                         First Union National Bank       2090001067487      63000021
Flamingo Beach             French Franc's                              Banque Francaise Commerciale     60214839088          N/A
Flamingo Beach             French Usds                                 Banque Francaise Commerciale     60639999040          N/A
Flamingo Beach             Developer                                   First Union National Bank       2000009376937      063000021
Flamingo Beach             Payroll Usd                                 Windward Island Bank               20018002           N/A
Flamingo Beach             Operating                                   Windward Island Bank               20018100           N/A
Flamingo Beach             Merchant                                    Windward Island Bank               20018209           N/A
Flamingo Beach             Payroll Naf                                 Windward Island Bank               20145702           N/A
Gatlinbug (Bent Creek)     Resort Marketing International Inc./        First Union National Bank       2000010996393      063000021
                           Sunterra Resorts-Gatlinburg
Gatlinburg (Bent Creek)    IES E/A for Bent Creek                      Bank First                         04806220        064204198
Gatlinburg (Bent Creek)    IES E/A Bent Creek-Special Holding          Bank First                         04813197        064204198
                           Account
Gatlinburg (Town Square)   IES E/A for Town Square                     Bank First                         04806476        064204198
Gatlinburg (Town Square)   UBOC Presalse @ SWF - IES E/A
                           Gatlinburg Town Square-Special Holding      Bank First                         04813200        064204198
                           Account
Gatlinburg (Town Village)  IES E/A for Town Village                    Bank First                         04807618        064204198
Greensprings               Greensprings Associates Escrow Account      Bank of America                  004130354431

Harbour Lights             Resort Mktg. Intl. Harbour Lights Trust     Wells Fargo Bank                 0087-588356         14003
                           Acct.
Northern VA Sales Ctr.     Springfield Escrow Account                  Bank of America                  004112989829
Polynesian Isles           SWF E/A for Polynesian Isles                First Union National Bank       2000001995578      063000021
Powhatan                   Powhatan Associates Escrow Account          Bank of America                  004112989170
Ridge at Sedona            IES, Inc. Escrow Agent for The Ridge        Bank of America                   252-962160       122101706
RMI Carslbad               Carlsbad Encore                             First Union National Bank       2000009398740      063000021
RMI Orlando                Resort Marketing International Inc          First Union National Bank       2000010996380      063000021
                           Operating Account
Roundhill- Tahoe           RMI, Inc. Brokers Acct.                     Wells Fargo Bank                  2002871663       121000248

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of March 31, 2002

Property Name            Acct. Title                                      Bank Name                      Bank Account #    ABA#
------------------------------------------------------------------------------------------------------------------------------------
Royal Dunes              Port Royal Resort LP-SWF                         First Union National Bank      2010000250673     053207766
                         Attorney/Escrow Agent
Royal Palm               SWF E/A for AKGI-St Maarten NV                   First Union National Bank      2090001067490     063000021
Royal Palm               Payroll Usd                                      Windward Island Bank              20017103          N/A
Royal Palm               Operating                                        Windward Island Bank              20017201          N/A
Royal Palm               Merchant                                         Windward Island Bank              20017310          N/A
Royal Palm               Payroll Naf                                      Windward Island Bank              20145604          N/A
San Luis Bay             San Luis Bay Trust                               Wells Fargo Bank                 0468864627      121000248
Santa Fe                 Santa Fe Escrow Territorial Title & Abstract     Bank of America                 004271416775     107000327

Santa Fe                 IES, Inc. Escrow agent for Villas de Santa       Bank of America                 004676660029     122101706
                         Fe
Santa Fe                 IES, Inc. E/A for Sunterra Corp.(Villas de       Wells Fargo Bank                 1353128272
                         Santa Fe
Scottsdale               IES, Inc. Escrow Agent for Scottsdale Villa      Bank of America                  252-962179      122101706
                         Mirage
Scottsdale Villa Mirage  Resort Marketing Int'l                           Bank One Arizona                 2017-4207       122100024
Scottsdale Villa Mirage  Resort Marketing Int'l                           Bank One Arizona                 2017-4235       122100024
Scottsdale Villa Mirage  All Seasons Realty Inc SVM Function &            Bank One Arizona                 2323-6529       122100024
                         Activities
Scottsdale Villa Mirage  Scottsdale Villa Mirage Gifting                  Bank One Arizona                 2364-5629       122100024
Scottsdale Villa Mirage  Scottsdale spiff                                                                  0441-4497
Sedona                   Int'l Escrow Services, Inc. ( Not an Escrow)     Bank One                         3198-7602       122100024

Sedona Properties        All Seasons- Legal Acct.                         Bank One Arizona                 0768-8821       122100024
Sedona Properties        All Seasons Realty-Activities Clearing Acct      Bank One Arizona                 0768-9453       122100024

Sedona Properties        All Seasons Realty Inc-Functions Acct            Bank One Arizona                 1005-8089       122100024
Sedona Properties        RMI Comm                                         Bank One Arizona                 2363-9077       122100024
Sedona Properties        Ridge at Sedona Golf Resort- Sedona Golf         Bank One Arizona                 2750-9886       122100024
                         Resort Spiffs Acct.
Sedona Properties        Ridge at Sedona Golf Resort- Sedona              Bank One Arizona                 2750-9907       122100024
                         Springs Spiffs Acct
Sedona Properties        RMI Payroll                                      Bank One Arizona                 2751-0916       122100024
Sedona Properties        All Seasons Resorts Inc.- gifting                Bank One Arizona                 634180335       122100024
Sedona Springs           IES, Inc. Escrow Agent for Sedona Springs        Bank of America                  252-962208      122101706

Sedona Summit            IES, Inc. Escrow Agent for Sedona Summit         Bank of America                  252-962195      122101706

St. Croix - Carambola    Hotel Merchant                                   The Bank of Nova Scotia            856-18        101606216
St. Croix - Carambola    Capital Reserve                                  The Bank of Nova Scotia            962-10        101606216
St. Croix - Carambola    Hotel Operating                                  The Bank of Nova Scotia            965-12        101606216
Steamboat                Brokerage Trust Account                          Vectra Bank                      4810007148        20031
Sunterra Corporation     Signature Resorts Inc                            Fidelity Investments           0059-0080390248   021000018
Sunterra Corporation     Sunterra Corporation-Operating                   First Union National Bank       2000008319856    063000021
Sunterra Corporation     Sunterra Corporation, Credit Card                First Union National Bank       2000008319869    063000021
Sunterra Corporation     Sunterra Corporation-Payroll                     First Union National Bank       2000008319953    063000021
Sunterra Corporation     Reserve Sunterra Centre                          First Union National Bank       2000010014042    063000021
Sunterra Corporation     International Timeshares SWF E/A for             First Union National Bank       2090002245732    063000021
                         International Timeshares Inc.
Sunterra Corporation     Signature Resorts Inc                            First Union National Bank       2090002393011    063000021
Sunterra Corporation     Sunterra Corporation                             Salomon Smith Barney          224-90675-1-9-315  021000021
Sunterra Corporation     International Timeshares- Timeshare              SunTrust Bank                    0766766226205
                         Closing Services, Inc.-Sunterra Escrow
                         Account
Sunterra Finance         Grand Bch-Restricted Cash Endpaper               Bank One                         0345-2926       122100024
Sunterra Finance         Flamingo-Restricted Cash Endpaper                Bank One                         0457-3009       122100024
Sunterra Finance         Royal Palm-Restricted Cash Endpaper              Bank One                         0460-7723       122100024
Sunterra Finance         Port Royal-Restricted Cash Endpaper              Bank One                         0910-6733       122100024
Sunterra Finance         San Luis-Restricted Cash Endpaper                Bank One                         1324-5007       122100024

Sunterra Corporation et al., Debtors                               Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of March 31, 2002

Property Name           Acct. Title                                 Bank Name                       Bank Account #          ABA#
------------------------------------------------------------------------------------------------------------------------------------
Sunterra Finance        Bent Creek-Restricted Cash Endpaper         Bank One                          2142-5075           122100024
Sunterra Finance        Concord Secur 98A                           Bank One                          2313-5354           122100024
Sunterra Finance        Restricted Cash UBOC                        Bank One                     2825-3069/ 0410-
                                                                                                 2047,0410-1984, 0412-
                                                                                                 9004, 0410-1554
Sunterra Finance        Concord - Restricted Cash BofA              Bank One                          2825-3245           122100024
Sunterra Finance        Concord Concentration Account               Bank One Arizona                  0311-2294           122100024
Sunterra Finance        Open Escrow                                 Bank One-Lender #475              2226-4728           122100024
Sunterra Finance        UBOC Resales                                Bank One-Lender#525               0632-1577           122100024
Sunterra Finance        B of A Resales                              Bank One-Lender#705               0632-1606           122100024
Sunterra Finance        B of A Restricted                           First Union National Bank       2000010996966         063000021
Sunterra Finance        UBOC Restricted                             First Union National Bank       2000010996979         063000021
Sunterra Finance        Restricted  - LaSalle Cash Collect          La Salle National Bank           67-7934-70-5
Sunterra Finance        Restricted LaSalle Cash Reserve             La Salle National Bank           67-7934-71-3
Sunterra Finance        Sunterra Financial Services, Inc.-
                        Imprest                                     Nevada National Bank         122400779-0012085638
Sunterra Finance        Finova Segregated                           Nevada State Bank            12085620 & 085817757
Tahoe Ridgepointe       RDI Escrow Trust Fund Account               Wells Fargo Bank                  4159566587          121000248
Villas at Poco Diablo   IES, Inc. Escrow Agent for Villas at Poco
                        Diablo                                      Bank of America                   252-962216          122101706
Villas de Santa Fe      Cas Master Operating                        Wells Fargo Bank                 064-4525602
Villas de Santa Fe      Cash master Payroll                         Wells Fargo Bank                 064-4525628
Villas de Santa Fe      Villas de Santa Fe Gifting                  Wells Fargo Bank                 1353-128239
Villas de Santa Fe      Villas de Santa Fe RMI Commission
                        Account                                     Wells Fargo Bank                 1353-128613
Villas de Santa Fe      Villas de Santa Fe SpiffAccount             Wells Fargo Bank                 1353-128624
Villas of Sedona        IES, Inc. Escrow Agent for Villas of
                        Sedona                                      Bank of America                   252-962187          122101706

Villas on the Lake      IES, Inc. Escrow Agent for Villas on the
                        Lake                                        Bank of America                  004771161038         111000025

Virginia - RMI          Resort Marketing International Inc./ RMI
                        VA                                          First Union National Bank       2000010996403         063000021


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet

March 31, 2002

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Assets:
-------
Cash and cash equivalents                                         $   7,823,909
Cash in escrow and restricted cash                                   29,672,471
Mortgages receivable, net                                           155,353,431
Retained interests                                                   15,973,946
Intercompany receivable                                              92,930,814
Due from related parties                                               (856,988)
Other receivables, net                                                7,186,547
Income tax refund receivable                                            985,422
Prepaid expenses and other assets                                    22,448,186
Investment in joint ventures                                            250,000
Assets held for sale                                                 11,665,896
Real estate and development costs                                   149,165,482
Property and equipment, net                                          34,430,774
Intangible assets, net                                                  614,091
                                                                  -------------

                                                                  $ 527,643,981
                                                                  =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            $  59,605,504
Notes payable subject to compromise                                 526,925,305
Accounts payable not subject to compromise                           12,525,566
Accrued liabilities                                                 119,376,530
Notes payable not subject to compromise                             170,355,683
Income taxes payable                                                         --
Deferred income taxes                                                (1,697,113)
                                                                  -------------
                                                                    887,091,475

Stockholders' equity                                               (359,447,494)
                                                                  -------------

Total liabilities and equity                                      $ 527,643,981
                                                                  =============

Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Revenues:
--------
Vacation interests sales                                           $  6,242,137
Interest income                                                       1,819,000
Other income (loss)                                                   1,061,094
                                                                   ------------
     Total revenues                                                   9,122,231
                                                                   ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                      1,570,769
Advertising, sales and marketing                                      4,151,835
Provision for doubtful accounts                                         370,449
Loan portfolio expenses                                                 903,239
Maintenance fees and subsidies                                        1,245,567
General and administrative                                            2,720,546
Depreciation and amortization                                           641,727
                                                                   ------------
Total costs and operating expenses                                   11,604,132
                                                                   ------------

Income (loss) from operations                                        (2,481,901)

Interest expense                                                      2,087,379
Restructuring costs                                                       2,482
Realized (gain) on available-for-sale securities                             --
Equity (gain) on investment in joint ventures                                --
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                      (57,807)
     Interest (Income)                                                   (8,425)
     Professional Services                                            2,807,360

Extraordinary item                                                           --
                                                                   ------------

Income (loss) before provision for taxes                             (7,312,890)

Provision for income taxes                                                   --
                                                                   ------------
Net income (loss)                                                  $ (7,312,890)
                                                                   ============

  Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002

                                                                     Total
                                                              Consolidated
                                                                  Sunterra
                                                               Corporation
                                                               -----------
Beginning Cash Balance                                         $ 6,250,882 (a)

Interest Income on full DIP draw                                     7,777

Deposit/Collection:
------------------
Encore                                                              67,340
Escapes                                                            109,171
Rental Income                                                      165,925
Tour Sales                                                         308,613
Closing Costs                                                       12,238
Operating Refunds                                                   56,041
Conversions                                                          2,668
Golf Course Revenues                                                28,762
Escrow Funds                                                     2,186,318
Sunterra's Collections on Mortgages Receivable                   4,700,175
Timeshare Sales                                                    100,000
Sunterra Finance Servicing Fee Income                               87,919
Employee Payroll Deduction Reimbursement                           119,012
Non-Debtor Reimbursements                                        1,911,517
                                                                ----------

    Subtotal-Deposit/Collection Inflows                          9,863,475

Resort Operating & Payroll Balances (added back)                 1,994,429

Other:
-----
Asset Sales                                                              -
DIP Financing                                                            -
Other                                                            1,123,018
                                                                ----------

Total Cash Inflows                                              12,980,922

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002
                                                                          Total
                                                                   Consolidated
                                                                       Sunterra
                                                                    Corporation
                                                                    -----------
Outflows:
--------
Operating-Corporate                                                   1,195,919
Operating-Sunterra Finance                                              612,204
Operating-Premier                                                         1,782
Operating-Carlsbad                                                        5,718
Operating-Resorts                                                     1,316,659
Payroll-Corporate                                                       499,087
Payroll-Sunterra Finance                                                370,854
Payroll-Carlsbad                                                         20,970
Payroll-Resorts(S&W)                                                  1,792,189
Commissions-Post                                                        612,771
HOA Subsidies & Maintenance Fees                                      2,023,537
Health Claims                                                           361,982
Insurance - Coverage Premiums                                           147,423
Property Taxes                                                          820,728
IT Equipment Lease                                                       47,045
Professional Fees                                                       158,989
Restricted Cash Transfers                                               (15,608)
                                                                   ------------

Total Cash Outflows                                                   9,972,247

Capital Expenditures and Maintenance:
------------------------------------

Construction                                                            839,857

Interest:
--------
Interest Expense on D.I.P                                               595,791

Other:
-----
Other                                                                         -
                                                                   ------------

Total Cash Outflows                                                  11,407,895
                                                                   ------------

Ending Cash Balance                                                   7,823,909
Non Cash Adjustments                                                         --
                                                                   ------------
Balance per Cash Flow                                              $  7,823,909
                                                                   ============

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002
                                                                          Total
                                                                   Consolidated
                                                                       Sunterra
                                                                    Corporation
                                                                    -----------
Reconciliation:
--------------

Bank Balances:
-------------
First Union                                                           4,707,173
Salomon Smith Barney                                                  3,498,655
Resort Cash Accounts                                                    623,934
                                                                    -----------
Total Bank Balances                                                   8,829,762

Less Outstanding Checks                                              (1,005,853)
                                                                    -----------
Total Cash per Balance Sheet                                        $ 7,823,909
                                                                    ===========

Difference                                                                   (0)


Notes to Debtor's Cash Flow:
---------------------------

a)  Beginning cash balance includes Corporate Cash only




The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                                   Sunterra
Legal entity                                                    Corporation
Bankruptcy filing number                                       00-5-6931-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                      $  5,955,512
Cash in escrow and restricted cash                                2,832,313
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                         313,558,586
Due from related parties                                          2,546,843
Other receivables, net                                            1,593,885
Prepaid expenses and other assets                                 6,475,431
Investment in joint ventures                                        250,000
Real estate and development costs                                59,368,979
Property and equipment, net                                      17,077,734
Intangible assets, net                                              614,091
                                                               ------------

                                                               $410,273,374
                                                               ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                           40,986,319
Notes payable subject to compromise                             483,587,564
Accounts payable not subject to compromise                        4,955,446
Accrued liabilities                                              31,998,505
Notes payable not subject to compromise                         147,019,836
Deferred income taxes                                            (1,697,113)
                                                               ------------
                                                                706,850,557

Stockholders' equity                                           (296,577,183)
                                                               ------------

Total liabilities and equity                                   $410,273,374
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002


                                                                   Sunterra
Legal entity                                                    Corporation
Bankruptcy filing number                                       00-5-6931-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $    948,104
Interest income                                                           -
Other income (loss)                                                (133,733)
                                                               ------------
     Total revenues                                                 814,371
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                    192,768
Advertising, sales and marketing                                    406,665
Provision for doubtful accounts                                     (33,506)
Loan portfolio expenses                                            (142,135)
General and administrative                                        2,473,062
Depreciation and amortization                                       505,002
                                                               ------------
Total costs and operating expenses                                3,401,856
                                                               ------------

Income (loss) from operations                                    (2,587,485)

Interest expense                                                  1,817,540
Restructuring costs                                                   2,482
Realized (gain) on available-for-sale securities                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                  (57,807)
     Interest (Income)                                               (8,425)
     Professional Services                                        2,807,360

Extraordinary item                                                        -
                                                               ------------
Income (loss) before provision for taxes                         (7,148,635)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $ (7,148,635)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002

                                                                   Sunterra
Legal entity                                                    Corporation
Bankruptcy filing number                                       00-5-6931-JS
                                                               ------------
Inflows:
-------
Interest Income on D.I.P.                                      $      7,777

Deposit/Collection
------------------
Encore                                                               19,652
Rental Income                                                       161,940
Tour Sales                                                           35,486
Closing Costs                                                        12,238
Operating Refunds                                                    47,432
Conversions                                                           2,668
Golf Course Revenues                                                 28,762
Escrow Funds                                                        471,096
Sunterra's Collections on Mortgages Receivable                    4,700,175
Employee Payroll Deduction Reimbursement                             32,531
Non-Debtor Reimbursements                                         1,911,517
                                                               ------------
    Subtotal-Deposit/Collection Inflows                           7,431,274

Other
-----
Asset Sales                                                               -
Other                                                               723,018
                                                               ------------
    Total Cash Inflows                                            8,154,292

Outflows:
--------
Operating-Corporate                                               1,195,919
Operating-Resorts                                                   136,044
Payroll-Corporate                                                   499,087
Payroll-Resorts(S&W)                                                148,480
Commissions-Post                                                      8,333
HOA Subsidies & Maintenance Fees                                  1,492,176
Health Claims                                                       361,982
Insurance - Coverage Premiums                                       147,423
Property Taxes                                                      163,589
IT Equipment Lease                                                   47,045
Professional Fees                                                   158,989
Restricted Cash Transfers                                           (15,608)
                                                               ------------

    Total Cash Outflows                                           4,343,458

Capital Expenditures & Maintenance
----------------------------------
Construction                                                        289,317

Interest
--------
Interest Expense on D.I.P.                                          595,791

Other
-----
Other                                                                     -
                                                               ------------
    Total Cash Outflows                                        $  5,228,566
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                                       AKGI St.
Legal entity                                                        Maarten, NV
Bankruptcy filing number                                           00-5-6933-JS
                                                                   ------------
Assets:
-------
Cash and cash equivalents                                          $  1,035,204
Cash in escrow and restricted cash                                      647,669
Mortgages receivable, net                                                    --
Retained interests                                                           --
Intercompany receivable                                              55,452,996
Due from related parties                                               (279,278)
Other receivables, net                                                1,234,073
Prepaid expenses and other assets                                     1,583,606
Investment in joint ventures                                                 --
Real estate and development costs                                     1,957,304
Property and equipment, net                                          14,009,259
Intangible assets, net                                                       --
                                                                   ------------

                                                                   $ 75,640,833
                                                                   ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                3,033,402
Notes payable subject to compromise                                          --
Accounts payable not subject to compromise                            1,701,641
Accrued liabilities                                                  73,121,921
Notes payable not subject to compromise                                      --
Deferred income taxes                                                        --
                                                                   ------------
                                                                     77,856,964

Stockholders' equity                                                 (2,216,131)
                                                                   ------------

Total liabilities and equity                                       $ 75,640,833
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002


                                                                AKGI St.
Legal entity                                                 Maarten, NV
Bankruptcy filing number                                    00-5-6933-JS
                                                            ------------
Revenues:
--------
Vacation interests sales                                     $  (838,597)
Interest income                                                       --
Other income (loss)                                              129,653
                                                             -----------
     Total revenues                                             (708,944)
                                                             -----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                (129,625)
Advertising, sales and marketing                                 251,732
Provision for doubtful accounts                                       --
Loan portfolio expenses                                            9,930
General and administrative                                       200,081
Depreciation and amortization                                      7,015
                                                             -----------
Total costs and operating expenses                               339,133
                                                             -----------

Income (loss) from operations                                 (1,048,077)

Interest expense                                                      --
Equity (gain) on investment in joint ventures                         --
Bankruptcy expenses                                                   --
                                                             -----------

Income (loss) before provision for taxes                      (1,048,077)

Provision for income taxes                                            --
                                                             -----------
Net income (loss)                                            $(1,048,077)
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002


                                                              AKGI St.
Legal entity                                               Maarten, NV
Bankruptcy filing number                                  00-5-6933-JS
                                                          ------------
Inflows:
-------
Deposit/Collection
------------------
Encore                                                    $      9,143
Operating Refunds                                         $        (30)
Timeshare Sales                                                100,000
                                                          ------------

    Subtotal-Deposit/Collection Inflows                        109,113

Other
-----
Other                                                               --
                                                          ------------

Total Cash Inflows                                             109,113

Outflows:
--------
Operating-Resorts                                                   --
HOA Subsidies & Maintenance Fees                                    --

Capital Expenditures & Maintenance
----------------------------------
Construction                                                   121,653
                                                          ------------

Total Cash Outflows                                       $    121,653
                                                          ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                   $              -
Cash in escrow and restricted cash                                         -
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                                    -
Due from related parties                                                   -
Other receivables, net                                                     -
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets, net                                                     -
                                                            ----------------

                                                            $              -
                                                            ================
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                     -
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                                 -
Accrued liabilities                                                        -
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                            ----------------
                                                                           -

Stockholders' equity                                                       -
                                                            ----------------

Total liabilities and equity                                $              -
                                                            ================

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                    $              -
Interest income                                                            -
Other income (loss)                                                        -
                                                            ----------------
     Total revenues                                                        -
                                                            ----------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                                 -
Depreciation and amortization                                              -
                                                            ----------------
Total costs and operating expenses                                         -
                                                            ----------------

Income (loss) from operations                                              -

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                            ----------------

Income (loss) before provision for taxes                                   -

Provision for income taxes                                                 -
                                                            ----------------
Net income (loss)                                           $              -
                                                            ================

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002


                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                    $    155,320
Cash in escrow and restricted cash                              1,370,583
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        58,138,312
Due from related parties                                           40,662
Other receivables, net                                            199,364
Prepaid expenses and other assets                                 817,101
Investment in joint ventures                                            -
Real estate and development costs                              22,023,761
Property and equipment, net                                       709,119
Intangible assets, net                                                  -
                                                             ------------

                                                             $ 83,454,222
                                                             ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                          1,438,962
Notes payable subject to compromise                               (95,685)
Accounts payable not subject to compromise                        854,053
Accrued liabilities                                             2,653,975
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                4,851,305

Stockholders' equity                                           78,602,917
                                                             ------------

Total liabilities and equity                                 $ 83,454,222
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002


                                                              All Seasons
                                                                 Resorts,
Legal entity                                                     Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                      $ 3,423,435
Interest income                                                         -
Other income (loss)                                               119,648
                                                              -----------
     Total revenues                                             3,543,083
                                                              -----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                  826,637
Advertising, sales and marketing                                1,786,448
Provision for doubtful accounts                                         -
Loan portfolio expenses                                            52,491
General and administrative                                        175,747
Depreciation and amortization                                      23,315
                                                              -----------
Total costs and operating expenses                              2,864,638
                                                              -----------

Income (loss) from operations                                     678,445

Interest expense                                                  (22,392)
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                              -----------

Income (loss) before provision for taxes                          700,837

Provision for income taxes                                              -
                                                              -----------
Net income (loss)                                             $   700,837
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002


                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                       $    14,650
Rental Income                                                        294
Tour Sales                                                       181,294
Operating Refunds                                                 (5,226)
Escrow Funds                                                   1,030,933
                                                             -----------

   Subtotal-Deposit/Collection Inflows                         1,221,946

Other
-----
Asset Sales                                                            -
                                                             -----------

   Total Cash Inflows                                          1,221,946
                                                             -----------

Outflows:
--------
Operating-Resorts                                                678,565
Payroll-Resorts(S&W)                                             647,140
Commissions-Post                                                 429,715
HOA Subsidies & Maintenance Fees                                 171,682
Property Taxes                                                    36,698
                                                             -----------
                                                               1,963,799

Capital Expenditures & Maintenance
----------------------------------
Construction                                                     428,887
                                                             -----------

   Total Cash Outflows                                       $ 2,392,686
                                                             -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                     00-5-6937-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                    $        --
Cash in escrow and restricted cash                                 2,518
Mortgages receivable, net                                             --
Retained interests                                                    --
Intercompany receivable                                       (8,088,545)
Due from related parties                                          (4,509)
Other receivables, net                                                --
Prepaid expenses and other assets                                     --
Investment in joint ventures                                          --
Real estate and development costs                              4,410,384
Property and equipment, net                                       52,190
Intangible assets, net                                                --
                                                             -----------

                                                             $(3,627,962)
                                                             ===========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                           112,266
Notes payable subject to compromise                                   --
Accounts payable not subject to compromise                            50
Accrued liabilities                                              158,392
Notes payable not subject to compromise                               --
Deferred income taxes                                                 --
                                                             -----------
                                                                 270,708

Stockholders' equity                                          (3,898,670)
                                                             -----------

Total liabilities and equity                                 $(3,627,962)
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002


                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                      00-5-6937-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                         $     --
Interest income                                                        --
Other income (loss)                                                    --
                                                                 --------
     Total revenues                                                    --
                                                                 --------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                       --
Advertising, sales and marketing                                       --
Provision for doubtful accounts                                        --
Loan portfolio expenses                                                --
General and administrative                                         51,958
Depreciation and amortization                                          --
                                                                 --------
Total costs and operating expenses                                 51,958
                                                                 --------

Income (loss) from operations                                     (51,958)

Interest expense                                                       --
Equity (gain) on investment in joint ventures                          --
Bankruptcy expenses                                                    --
                                                                 --------

Income (loss) before provision for taxes                          (51,958)

Provision for income taxes                                             --
                                                                 --------
Net income (loss)                                                $(51,958)
                                                                 ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002


                                                       All Seasons
                                                          Resorts,
Legal entity                                             Inc. (TX)
Bankruptcy filing number                              00-5-6937-JS
                                                      ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                $        --
Operating Refunds                                             (30)
Escrow Funds                                                   --
                                                      -----------

   Subtotal-Deposit/Collection Inflows                        (30)

Other
-----
Asset Sales                                                    --
                                                      -----------

   Total Cash Inflows                                         (30)
                                                      -----------

Outflows:
--------
Operating-Resorts                                             499
HOA Subsidies & Maintenance Fees                               --
                                                      -----------

   Total Cash Outflows                                $       499
                                                      -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                                    Grand
                                                                    Beach
Legal entity                                                   Resort, LP
Bankruptcy filing number                                     00-5-6945-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                    $      2,363
Cash in escrow and restricted cash                                738,478
Mortgages receivable, net                                              --
Retained interests                                                     --
Intercompany receivable                                       (14,480,247)
Due from related parties                                          (50,857)
Other receivables, net                                             42,686
Prepaid expenses and other assets                                 109,742
Investment in joint ventures                                           --
Real estate and development costs                              20,355,929
Property and equipment, net                                       386,907
Intangible assets, net                                                 --
                                                             ------------

                                                             $  7,105,001
                                                             ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            987,082
Notes payable subject to compromise                                    --
Accounts payable not subject to compromise                        479,607
Accrued liabilities                                             2,712,772
Notes payable not subject to compromise                                --
Deferred income taxes                                                  --
                                                             ------------
                                                                4,179,461

Stockholders' equity                                            2,925,540
                                                             ------------

Total liabilities and equity                                 $  7,105,001
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002

                                                                     Grand
                                                                     Beach
Legal entity                                                    Resort, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                      $    652,540
Interest income                                                         --
Other income (loss)                                               (101,889)
                                                              ------------
     Total revenues                                                550,651
                                                              ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                   150,377
Advertising, sales and marketing                                   562,565
Provision for doubtful accounts                                         --
Loan portfolio expenses                                             14,793
General and administrative                                         112,355
Depreciation and amortization                                       10,364
                                                              ------------
Total costs and operating expenses                                 850,454
                                                              ------------

Income (loss) from operations                                     (299,803)

Interest expense                                                        --
Equity (gain) on investment in joint ventures                           --
Bankruptcy expenses                                                     --
                                                              ------------

Income (loss) before provision for taxes                          (299,803)

Provision for income taxes                                              --
                                                              ------------
Net income (loss)                                             $   (299,803)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002

                                                                  Grand
                                                                  Beach
Legal entity                                                 Resort, LP
Bankruptcy filing number                                   00-5-6945-JS
                                                           ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                     $     3,126
Tour Sales                                                      41,004
Operating Refunds                                                  251
Escrow Funds                                                   109,041
Employee Payroll Deduction Reimbursement                         5,195
                                                           -----------

    Subtotal-Deposit/Collection Inflows                        158,618

Other
-----
Asset Sales                                                         --
                                                           -----------

    Total Cash Inflows                                         158,618
                                                           -----------

Outflows:
--------
Operating-Resorts                                               96,311
Payroll-Resorts(S&W)                                           145,151
Commissions-Post                                                36,738
HOA Subsidies & Maintenance Fees                                72,245
Property Taxes                                                 225,775
                                                           -----------

    Total Cash Outflows                                    $   576,219
                                                           -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                      Greensprings
Legal entity                                            Associates
Bankruptcy filing number                              00-5-6946-JS
                                                      ------------
Assets:
-------
Cash and cash equivalents                              $        --
Cash in escrow and restricted cash                         375,216
Mortgages receivable, net                                       --
Retained interests                                              --
Intercompany receivable                                 31,671,243
Due from related parties                                   165,627
Other receivables, net                                      12,449
Prepaid expenses and other assets                          321,601
Investment in joint ventures                                    --
Real estate and development costs                        8,410,410
Property and equipment, net                              1,463,630
Intangible assets, net                                          --
                                                       -----------

                                                       $42,420,176
                                                       ===========

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                     244,295
Notes payable subject to compromise                             --
Accounts payable not subject to compromise                  39,160
Accrued liabilities                                        397,747
Notes payable not subject to compromise                         --
Deferred income taxes                                           --
                                                       -----------
                                                           681,202

Stockholders' equity                                    41,738,974
                                                       -----------

Total liabilities and equity                           $42,420,176
                                                       ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002


                                                      Greensprings
Legal entity                                            Associates
Bankruptcy filing number                              00-5-6946-JS
                                                      ------------
Revenues:
---------
Vacation interests sales                                  $663,190
Interest income                                                 --
Other income (loss)                                         14,901
                                                          --------
     Total revenues                                        678,091
                                                          --------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                           142,745
Advertising, sales and marketing                                --
Provision for doubtful accounts                                 --
Loan portfolio expenses                                     15,032
General and administrative                                  71,103
Depreciation and amortization                               16,045
                                                          --------
Total costs and operating expenses                         244,925
                                                          --------

Income (loss) from operations                              433,166

Interest expense                                                --
Equity (gain) on investment in joint ventures                   --
Bankruptcy expenses                                             --
                                                          --------

Income (loss) before provision for taxes                   433,166

Provision for income taxes                                      --
                                                          --------
Net income (loss)                                         $433,166
                                                          ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002


                                                               Greensprings
Legal entity                                                     Associates
Bankruptcy filing number                                       00-5-6946-JS
                                                               ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                                  -
Due from related parties                                                 -
Other receivables, net                                                   -
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                              -
Intangible assets, net                                                   -
                                                              ------------

                                                              $          -
                                                              ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                   -
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                               -
Accrued liabilities                                                      -
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                         -

Stockholders' equity                                                     -
                                                              ------------

Total liabilities and equity                                  $          -
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                      -
                                                              ------------
     Total revenues                                                      -
                                                              ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                              ------------
Total costs and operating expenses                                       -
                                                              ------------

Income (loss) from operations                                            -

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                                 -

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $          -
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                           Harich
                                                            Tahoe
Legal entity                                          Development
Bankruptcy filing number                             00-5-6948-JS
                                                     ------------
Assets:
-------
Cash and cash equivalents                            $          -
Cash in escrow and restricted cash                              -
Mortgages receivable, net                                       -
Retained interests                                              -
Intercompany receivable                                 1,499,248
Due from related parties                                        -
Other receivables, net                                          -
Prepaid expenses and other assets                           1,481
Investment in joint ventures                                    -
Real estate and development costs                         409,518
Property and equipment, net                                     -
Intangible assets, net                                          -
                                                     ------------

                                                     $  1,910,247
                                                     ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                     28,378
Notes payable subject to compromise                     1,154,643
Accounts payable not subject to compromise                      -
Accrued liabilities                                             1
Notes payable not subject to compromise                         -
Deferred income taxes                                           -
                                                     ------------
                                                        1,183,022

Stockholders' equity                                      727,225
                                                     ------------

Total liabilities and equity                         $  1,910,247
                                                     ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002

                                                             Harich
                                                              Tahoe
Legal entity                                            Development
Bankruptcy filing number                               00-5-6948-JS
                                                       ------------
Revenues:
---------
Vacation interests sales                               $          -
Interest income                                                   -
Other income (loss)                                               -
                                                       ------------
     Total revenues                                               -
                                                       ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                  -
Advertising, sales and marketing                                  -
Provision for doubtful accounts                                   -
Loan portfolio expenses                                           -
General and administrative                                      165
Depreciation and amortization                                     -
                                                       ------------
Total costs and operating expenses                              165
                                                       ------------

Income (loss) from operations                                  (165)

Interest expense                                                  -
Equity (gain) on investment in joint ventures                     -
Bankruptcy expenses                                               -
                                                       ------------

Income (loss) before provision for taxes                       (165)

Provision for income taxes                                        -
                                                       ------------
Net income (loss)                                      $       (165)
                                                       ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                       $         -
                                                             -----------

    Subtotal-Deposit/Collection Inflows                                -

Other
-----
Asset Sales                                                            -
                                                             -----------

    Total Cash Inflows                                                 -
                                                             -----------

Outflows:
--------
Operating-Resorts                                                      -
                                                             -----------
    Total Cash Outflows                                      $         -
                                                             -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $     15,804
Cash in escrow and restricted cash                                 219,274
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (29,464,391)
Due from related parties                                                 -
Other receivables, net                                           1,545,242
Prepaid expenses and other assets                                1,183,642
Investment in joint ventures                                             -
Real estate and development costs                               39,419,386
Property and equipment, net                                         54,063
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 12,973,020
                                                              ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                           2,786,185
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                       1,847,616
Accrued liabilities                                                947,165
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 5,580,966

Stockholders' equity                                             7,392,054
                                                              ------------

Total liabilities and equity                                  $ 12,973,020
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002

                                                        Lake Tahoe
                                                            Resort
Legal entity                                         Partners, LLC
Bankruptcy filing number                              00-5-6952-JS
                                                      ------------
Revenues:
---------
Vacation interests sales                              $    698,664
Interest income                                                  -
Other income (loss)                                        172,023
                                                      ------------
     Total revenues                                        870,687
                                                      ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                           279,795
Advertising, sales and marketing                           422,581
Provision for doubtful accounts                                  -
Loan portfolio expenses                                     10,976
General and administrative                                 178,382
Depreciation and amortization                                4,603
                                                      ------------
Total costs and operating expenses                         896,337
                                                      ------------

Income (loss) from operations                              (25,650)

Interest expense                                                 -
Equity (gain) on investment in joint ventures                    -
Bankruptcy expenses                                              -
                                                      ------------

Income (loss) before provision for taxes                   (25,650)

Provision for income taxes                                       -
                                                      ------------
Net income (loss)                                     $    (25,650)
                                                      ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002

                                                     Lake Tahoe
                                                         Resort
Legal entity                                      Partners, LLC
Bankruptcy filing number                           00-5-6952-JS
                                                   ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                             $      7,893
Escrow Funds                                            282,399
                                                   ------------

    Subtotal-Deposit/Collection Inflows                 290,291
                                                   ------------

Other
-----
Other                                                   400,000
                                                   ------------
Total Cash Inflows                                      690,291
                                                   ------------

Outflows:
---------
Operating-Resorts                                        77,822
Payroll-Resorts(S&W)                                     76,600
Commissions-Post                                        111,970
Property Taxes                                          384,089
                                                   ------------

Total Cash Outflows                                $    650,481
                                                   ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                                       MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $      4,411
Cash in escrow and restricted cash                                 367,453
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (16,811,915)
Due from related parties                                           151,769
Other receivables, net                                              27,568
Prepaid expenses and other assets                                  119,592
Investment in joint ventures                                             -
Real estate and development costs                                7,497,708
Property and equipment, net                                      4,402,687
Intangible assets, net                                                   -
                                                              ------------

                                                              $ (4,240,727)
                                                              ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                           1,126,191
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         278,417
Accrued liabilities                                                370,857
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 1,775,465

Stockholders' equity                                            (6,016,192)
                                                              ------------

Total liabilities and equity                                  $ (4,240,727)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002

                                                                       MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                      -
                                                              ------------
     Total revenues                                                      -
                                                              ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                     1,064
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          60,188
Depreciation and amortization                                            -
                                                              ------------
Total costs and operating expenses                                  61,252
                                                              ------------

Income (loss) from operations                                      (61,252)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                           (61,252)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $    (61,252)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002

                                                                       MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                        $        666
Operating Refunds                                                     (202)
Escrow Funds                                                        33,474
Employee Payroll Deduction Reimbursement                             2,472
                                                              ------------

    Subtotal-Deposit/Collection Inflows                             36,410

Other
-----
Asset Sales                                                              -
                                                              ------------

    Total Cash Inflows                                              36,410
                                                              ------------

Outflows:
--------
Operating-Resorts                                                   (9,132)
Payroll-Resorts(S&W)                                                79,326
HOA Subsidies & Maintenance Fees                                    46,432
Property Taxes                                                      10,577
                                                              ------------

    Total Cash Outflows                                       $    127,203
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                     Port Royal
Legal entity                                       Resort, L.P.
Bankruptcy filing number                           00-5-6957-JS
                                                   ------------
Assets:
-------
Cash and cash equivalents                          $          -
Cash in escrow and restricted cash                       28,877
Mortgages receivable, net                                     -
Retained interests                                            -
Intercompany receivable                                (493,333)
Due from related parties                                      -
Other receivables, net                                        -
Prepaid expenses and other assets                        64,956
Investment in joint ventures                                  -
Real estate and development costs                     1,452,258
Property and equipment, net                             128,231
Intangible assets, net                                        -
                                                   ------------

                                                   $  1,180,989
                                                   ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                  167,809
Notes payable subject to compromise                           -
Accounts payable not subject to compromise                1,961
Accrued liabilities                                      30,766
Notes payable not subject to compromise                       -
Deferred income taxes                                         -
                                                   ------------
                                                        200,536

Stockholders' equity                                    980,453
                                                   ------------

Total liabilities and equity                       $  1,180,989
                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002


                                                        Port Royal
Legal entity                                          Resort, L.P.
Bankruptcy filing number                              00-5-6957-JS
                                                      ------------
Revenues:
---------
Vacation interests sales                              $          -
Interest income                                                  -
Other income (loss)                                              -
                                                      ------------
     Total revenues                                              -
                                                      ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                 -
Advertising, sales and marketing                               250
Provision for doubtful accounts                                 (1)
Loan portfolio expenses                                          -
General and administrative                                   7,217
Depreciation and amortization                                    -
                                                      ------------
Total costs and operating expenses                           7,466
                                                      ------------

Income (loss) from operations                               (7,466)

Interest expense                                                 -
Equity (gain) on investment in joint ventures                    -
Bankruptcy expenses                                              -
                                                      ------------

Income (loss) before provision for taxes                    (7,466)

Provision for income taxes                                       -
                                                      ------------
Net income (loss)                                     $     (7,466)
                                                      ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002


                                                  Port Royal
Legal entity                                    Resort, L.P.
Bankruptcy filing number                        00-5-6957-JS
                                                ------------
Inflows:
--------

Deposit/Collection
------------------
Operating Refunds                               $      1,140
Escrow Funds                                           4,868
                                                ------------

    Subtotal-Deposit/Collection Inflows                6,008

Other
-----
Asset Sales                                                -
                                                ------------

Total Cash Inflows                                     6,008
                                                ------------

Outflows:
---------
Operating-Resorts                                          -
                                                ------------

Total Cash Outflows                             $          -
                                                ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                      $         -
Cash in escrow and restricted cash                                 740,714
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                         23,522,290
Due from related parties                                           146,961
Other receivables, net                                              15,425
Prepaid expenses and other assets                                  466,110
Investment in joint ventures                                             -
Real estate and development costs                                6,533,862
Property and equipment, net                                         16,178
Intangible assets, net                                                   -
                                                               -----------

                                                               $31,441,540
                                                               ===========

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             195,288
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         259,313
Accrued liabilities                                                729,034
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                               -----------
                                                                 1,183,635

Stockholders' equity                                            30,257,905
                                                               -----------

Total liabilities and equity                                   $31,441,540
                                                               ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002

                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                           694,801
Interest income                                                          -
Other income (loss)                                                 17,778
                                                                  --------
     Total revenues                                                712,579
                                                                  --------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                   108,072
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                             17,895
General and administrative                                          84,245
Depreciation and amortization                                        2,291
                                                                  --------
Total costs and operating expenses                                 212,503
                                                                  --------

Income (loss) from operations                                      500,076

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                  --------

Income (loss) before provision for taxes                           500,076

Provision for income taxes                                               -
                                                                  --------
Net income (loss)                                                 $500,076
                                                                  ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                            $ 12,210
Rental Income                                                        3,691
Tour Sales                                                          50,828
Operating Refunds                                                    8,514
Escrow Funds                                                       238,177
Employee Payroll Deduction Reimbursement                            15,303
                                                                  --------

    Subtotal-Deposit/Collection Inflow                             328,723

Other
-----
Asset Sales                                                              -
                                                                  --------

    Total Cash Inflows                                             328,723
                                                                  --------

Outflows:
--------
Operating-Resorts                                                  312,618
Payroll-Resorts(S&W)                                               430,284
Commissions-Post                                                     5,912
HOA Subsidies & Maintenance Fees                                    79,722
                                                                  --------

    Total Cash Outflows                                           $828,536
                                                                  --------

Includes Powhatan Associates (00-5-6958-JS) and
    Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $     39,897
Cash in escrow and restricted cash                                  254,000
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                         (12,531,671)
Due from related parties                                             (3,818)
Other receivables, net                                              139,102
Prepaid expenses and other assets                                   737,646
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                         339,774
Intangible assets, net                                                    -
                                                               ------------

                                                               $(11,025,070)
                                                               ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            3,232,854
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          365,179
Accrued liabilities                                                 634,517
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  4,232,550

Stockholders' equity                                            (15,257,620)
                                                               ------------

Total liabilities and equity                                   $(11,025,070)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                   $              -
Interest income                                                           -
Other income (loss)                                                  47,751
                                                           ----------------
     Total revenues                                                  47,751
                                                           ----------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                    720,530
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                          (74,381)
Depreciation and amortization                                           535
                                                           ----------------
Total costs and operating expenses                                  646,684
                                                           ----------------

Income (loss) from operations                                      (598,933)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                           ----------------

Income (loss) before provision for taxes                           (598,933)

Provision for income taxes                                                -
                                                           ----------------
Net income (loss)                                          $       (598,933)
                                                           ================

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Inflows:
-------

Deposit/Collection
------------------
Operating Refunds                                          $            (15)
Employee Payroll Deduction Reimbursement                             19,878
                                                           ----------------

    Subtotal-Deposit/Collection Inflows                              19,863

Other
-----
Asset Sales                                                               -
                                                           ----------------

    Total Cash Inflows                                               19,863
                                                           ----------------

Outflows:
--------
Operating-Premier                                                     1,782
Operating-Carlsbad                                                    5,718
Operating-Resorts                                                    23,933
Payroll-Carlsbad                                                     20,970
Payroll-Resorts(S&W)                                                265,207
Commissions-Post                                                     20,104
                                                           ----------------

    Total Cash Outflows                                    $        337,713
                                                           ----------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                   Ridge Point
                                                       Limited
Legal entity                                       Partnership
Bankruptcy filing number                          00-5-6962-JS
                                                  ------------
Assets:
-------
Cash and cash equivalents                         $          -
Cash in escrow and restricted cash                      65,613
Mortgages receivable, net                                    -
Retained interests                                           -
Intercompany receivable                             (1,575,663)
Due from related parties                                     -
Other receivables, net                                       -
Prepaid expenses and other assets                      158,265
Investment in joint ventures                                 -
Real estate and development costs                    1,780,096
Property and equipment, net                                  -
Intangible assets, net                                       -
                                                  ------------

                                                  $    428,311
                                                  ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                       -
Notes payable subject to compromise                          -
Accounts payable not subject to compromise                   -
Accrued liabilities                                    323,879
Notes payable not subject to compromise                      -
Deferred income taxes                                        -
                                                  ------------
                                                       323,879

Stockholders' equity                                   104,432
                                                  ------------

Total liabilities and equity                      $    428,311
                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002

                                                      Ridge Point
                                                          Limited
Legal entity                                          Partnership
Bankruptcy filing number                             00-5-6962-JS
                                                     ------------
Revenues:
---------
Vacation interests sales                             $          -
Interest income                                                 -
Other income (loss)                                             -
                                                     ------------
     Total revenues                                             -
                                                     ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                -
Advertising, sales and marketing                                -
Provision for doubtful accounts                                 -
Loan portfolio expenses                                         -
General and administrative                                 17,480
Depreciation and amortization                                   -
                                                     ------------
Total costs and operating expenses                         17,480
                                                     ------------

Income (loss) from operations                             (17,480)

Interest expense                                                -
Equity (gain) on investment in joint ventures                   -
Bankruptcy expenses                                             -
                                                     ------------

Income (loss) before provision for taxes                  (17,480)

Provision for income taxes                                      -
                                                     ------------
Net income (loss)                                    $    (17,480)
                                                     ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002

                                                 Ridge Point
                                                     Limited
Legal entity                                     Partnership
Bankruptcy filing number                        00-5-6962-JS
                                                ------------
Inflows:
--------

Deposit/Collection
------------------
Escrow Funds                                    $     14,456
                                                ------------

    Subtotal-Deposit/Collection Inflows               14,456

Other
-----
Asset Sales                                                -
                                                ------------

    Total Cash Inflows                                14,456
                                                ------------

Outflows:
---------
Operating-Resorts                                          -
                                                ------------

    Total Cash Outflows                         $          -
                                                ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                   $          -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                                -
Due from related parties                                               -
Other receivables, net                                                 -
Prepaid expenses and other assets                                      -
Investment in joint ventures                                           -
Real estate and development costs                                      -
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                            ------------

                                                            $          -
                                                            ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                                    -
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                                       -
                                                            ------------

Stockholders' equity                                                   -
                                                            ------------

Total liabilities and equity                                $          -
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002


Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                    $          -
Interest income                                                        -
Other income (loss)                                                    -
                                                            ------------
     Total revenues                                                    -
                                                            ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                            ------------
Total costs and operating expenses                                     -
                                                            ------------

Income (loss) from operations                                          -

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                            ------------

Income (loss) before provision for taxes                               -

Provision for income taxes                                             -
                                                            ------------
Net income (loss)                                           $          -
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002



Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                   $      535,061
Cash in escrow and restricted cash                              22,029,763
Mortgages receivable, net                                      155,353,431
Retained interests                                              15,973,946
Intercompany receivable                                       (298,031,053)
Due from related parties                                          (349,035)
Other receivables, net                                           1,827,229
Prepaid expenses and other assets                               10,425,864
Investment in joint ventures                                             -
Real estate and development costs                               (7,117,750)
Property and equipment, net                                        569,044
Intangible assets, net                                                   -
                                                            --------------

                                                            $  (98,783,500)
                                                            ==============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           2,975,629
Notes payable subject to compromise                             42,272,408
Accounts payable not subject to compromise                         410,872
Accrued liabilities                                              4,756,768
Notes payable not subject to compromise                         23,335,847
Deferred income taxes                                                    -
                                                            --------------
                                                                73,751,524

Stockholders' equity                                          (172,535,024)
                                                            --------------

Total liabilities and equity                                $  (98,783,500)
                                                            ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                    $            -
Interest income                                                  1,819,000
Other income (loss)                                                377,958
                                                            --------------
     Total revenues                                              2,196,958
                                                            --------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                    403,314
Loan portfolio expenses                                            924,257
General and administrative                                           3,258
Depreciation and amortization                                       30,228
                                                            --------------
Total costs and operating expenses                               1,361,057
                                                            --------------

Income (loss) from operations                                      835,901

Interest expense                                                   292,231
Other nonoperating expenses                                              -
Realized (gain) on available-for-sale securities                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                            --------------

Income (loss) before provision for taxes                           543,670

Provision for income taxes                                               -
                                                            --------------
Net income (loss)                                           $      543,670
                                                            ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Operating Refunds                                           $        4,206
Sunterra Finance Servicing Fee Income                               87,919
Employee Payroll Deduction Reimbursement                            31,686
                                                            --------------

    Subtotal-Deposit/Collection Inflows                            123,811

Other
-----
Asset Sales                                                              -
                                                            --------------

    Total Cash Inflows                                             123,811
                                                            --------------

Outflows:
---------
Operating-Sunterra Finance                                         612,204
Payroll-Sunterra Finance                                           370,854
Insurance - Coverage Premiums                                            -
Professional Fees                                                        -
                                                            --------------

    Total Cash Outflows                                     $      983,058
                                                            --------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                                       Sunterra
Legal entity                                                    St. Croix, Inc.
Bankruptcy filing number                                           00-5-6966-JS
                                                                   ------------
Assets:
-------
Cash and cash equivalents                                          $     80,337
Cash in escrow and restricted cash                                            -
Mortgages receivable, net                                                     -
Retained interests                                                            -
Intercompany receivable                                             (12,517,874)
Due from related parties                                               (235,985)
Other receivables, net                                                  368,181
Prepaid expenses and other assets                                       (16,851)
Investment in joint ventures                                                  -
Real estate and development costs                                     6,711,564
Property and equipment, net                                           4,952,730
Intangible assets, net                                                        -
                                                                   ------------

                                                                   $   (657,898)
                                                                   ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                  757,386
Notes payable subject to compromise                                       6,375
Accounts payable not subject to compromise                              346,721
Accrued liabilities                                                     540,231
Notes payable not subject to compromise                                       -
Deferred income taxes                                                         -
                                                                   ------------
                                                                      1,650,713

Stockholders' equity                                                 (2,308,611)
                                                                   ------------

Total liabilities and equity                                       $   (657,898)
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                         $       -
Interest income                                                          -
Other income (loss)                                                417,004
                                                                 ---------
     Total revenues                                                417,004
                                                                 ---------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                        642
Loan portfolio expenses                                                  -
General and administrative                                         605,253
Depreciation and amortization                                       42,329
                                                                 ---------
Total costs and operating expenses                                 648,224
                                                                 ---------

Income (loss) from operations                                     (231,220)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                 ---------

Income (loss) before provision for taxes                          (231,220)

Provision for income taxes                                               -
                                                                 ---------
Net income (loss)                                                $(231,220)
                                                                 =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Escrow Funds                                                      $  1,874
Employee Payroll Deduction Reimbursement                            11,948
                                                                  --------

    Subtotal-Deposit/Collection Inflows                             13,822

Other
-----
Asset Sales                                                              -
                                                                  --------

    Total Cash Inflows                                              13,822
                                                                  --------

Outflows:
---------
HOA Subsidies & Maintenance Fees                                   161,281
                                                                  --------

    Total Cash Outflows                                           $161,281
                                                                  --------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                       $         -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                                   -
Due from related parties                                                  -
Other receivables, net                                                    -
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                               ------------

                                                                $         -
                                                               ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                    -
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                                -
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                          -

Stockholders' equity                                                      -
                                                               ------------

Total liabilities and equity                                    $         -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002

                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                        $         -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                        -
                                                               ------------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                               $         -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
March 31, 2002

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                        $        -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                           3,082,831
Due from related parties                                                  -
Other receivables, net                                              181,343
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                                 ----------

                                                                 $3,264,174
                                                                 ==========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            1,533,458
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                              108
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                                 ----------
                                                                  1,533,566

Stockholders' equity                                              1,730,608
                                                                 ----------

Total liabilities and equity                                     $3,264,174
                                                                 ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended March 31, 2002

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                        $         -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                        -
                                                               ------------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                               $         -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended March 31, 2002

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Operating Refunds                                               $         -
                                                               ------------
    Subtotal-Deposit/Collection Inflows                                   -

Other
------
Asset Sales                                                               -
                                                               ------------

    Total Cash Inflows                                                    -
                                                               ------------

Outflows:
---------
Operating-Resorts                                                         -
                                                               ------------

    Total Cash Outflows                                         $         -
                                                               ------------